Managed Portfolio Series
(the "Trust")

Securian AM Real Asset Income Fund
Securian AM Balanced Stabilization Fund
Securian AM Equity Stabilization Fund
(each, a "Fund" and together the "Funds")

Supplement dated September 28, 2020 to the Prospectus and Statement of Additional Information
("SAI") dated December 29, 2019
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At a meeting held on August 18-19, 2020, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization providing for the reorganization of each of the Funds (each such transaction, a "Reorganization" and together, the “Reorganizations”). The Reorganizations, which are expected to be tax free to the shareholders of the Funds, will entail a transfer of all of the assets and liabilities of the Funds into corresponding, newly created series of Investment Managers Series Trust ("IMST") (the "Acquiring Funds"). The shares of the Acquiring Funds received by shareholders of the Funds will be equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Trust at the time of the Reorganizations.

The Board approved the Reorganizations after considering the recommendation of Securian Asset Management, Inc., the adviser (“Securian AM”) and a variety of other factors and information. If the shareholders of each Fund approve of the Reorganizations, Liberty Street Advisors, Inc. (“Liberty Street”), a registered investment adviser, will become investment adviser to the Acquiring Funds and Securian AM, the Funds’ current investment adviser, will become the investment sub-adviser to the Acquiring Funds. Furthermore, the current portfolio managers at Securian AM responsible for managing each Fund’s assets will continue to be responsible for managing each Acquiring Fund’s assets, subject to the oversight of Liberty Street.

The Trust will call a shareholder meeting at which shareholders of each Fund will be asked to vote on the proposed Reorganization with respect to their Fund. The shareholder meeting will occur in the fourth Quarter of 2020. The Acquiring Funds’ Trust has filed a proxy statement/prospectus which includes a full description of the Reorganizations, including the Acquiring Funds’ fees and expenses, as well as the Board's reasons for approving the Reorganizations.  The proxy statement/prospectus when finalized will be sent out to eligible shareholders ahead of the shareholder meeting. If the Reorganization of a Fund is approved by shareholders, the Reorganization of that Fund is expected to take effect in December 2020.
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Please retain this supplement with your Prospectus and SAI
for future reference.